UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2006

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2006, the Nominating and Compensation Committee of the Board of Directors of Lionbridge amended and restated the Lionbridge Change of Control Plan which was originally adopted in July 2003.

Under the terms of the Change of Control Plan, as amended, if the employment of any eligible executive officer is terminated without cause or for good reason within 18 months of a change of control of Lionbridge, then the executive officer is entitled to severance benefits as follow: (a) a lump sum cash payment equal to 150% of the executive's then current base salary and target bonus; (b) payment of a pro rata portion of the executive's target bonus for the year of termination; and (c) continuance, at Lionbridge's expense, of the executive's health and related welfare benefits for a period of 18 months, following the executive's termination. The Plan further provides that, upon a change of control of Lionbridge, (i) 50% of any unvested stock options held by such executive officer shall vest and become immediately exercisable and (ii) the remaining 50% of the unvested stock options will vest and become exercisable on the earlier of six months following the change of control or on the date such executive's employment is terminated without cause or for good reason. The Company’s current executive officers covered by the Change of Control Plan as amended as Tier 1 executives under such Plan are Henri Broekmate, Senior Vice President, Global Client Services, Stephen J. Lifshatz, Chief Financial Officer, Satish Maripuri, Chief Operating Officer, and Paula Shannon, Chief Sales Officer.

Rory J. Cowan, the Chairman and Chief Executive Officer of Lionbridge and an executive officer of the Company, is not covered by the Change of Control Plan as his employment and severance arrangements in the event of a termination of employment following a change of control of the Company are governed by the terms of his Amended and Restated Employment Agreement dated as of September 19, 2006 and described further in the Company's Form 8-K filed with the Commission on September 22, 2006.

The foregoing description of the amended and restated Change of Control Plan does not purport to be a complete statement of the parties' rights under such agreements and is qualified in its entirety by reference to the full text of the Change of Control Plan which is attached hereto as Exhibit 10.1 and to the form of Change of Control Agreement issued to each executive officer attached hereto as Exhibit 10.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

November 7, 2006	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Lionbridge Amended and Restated Change of Control Plan
10.2	Form of Change of Control Agreement for Tier I Executives